Supplement dated May 8, 2024, to the Initial Summary Prospectus dated May 1, 2024, for the Pacific Odyssey
(offered on or after October 1, 2013) individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to update certain changes to fees, expenses, and examples. This supplement must be preceded or accompanied by the Initial Summary Prospectus (the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective May 1, 2024, the ANNUAL FEES table under IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT will be deleted and replaced with the following:

ANNUAL FEES	MINIMUM	MAXIMUM
1. Base Contract	0.30%[1]	0.30%[1]
2. Investment Options (Fund fees and expenses)	0.28%[2]	2.21%[2]
3. Optional Benefits (for a single optional benefit, if elected)	See Rate Sheet Prospectus Supplement[3]	See Rate Sheet Prospectus Supplement[3]

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2 As a percentage of Fund assets.

3 As a percentage of the Protected Payment Base, or Protected Base (depending on the optional living benefit selected) and average daily Variable Account Value (for an optional death benefit).

Effective May 1, 2024, the Minimum and Maximum operating expense under Annual Fund Expenses and associated Examples will be deleted and replaced with the following:

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.28%	2.21%

Examples

•	If you surrendered or annuitized your Contract at the end of the applicable time period, or left your money in your Contract:

1 Year	3 Years	5 Years	10 Years
$9,091	$27,496	$46,145	$93,383

Form No. ODY13ISP0524